UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 8, 2025
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C6

(Central Index Key Number 0002077898)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

LMF Commercial, LLC

(Central Index Key Number 0001592182)
RREF V – D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)
Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On October 8, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of October 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2025-5C6, Commercial Mortgage Pass-Through Certificates, Series 2025-5C6 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 22, 2025, among the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters.

The Privately Offered Certificates were sold to WFS, JPMS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 22, 2025, among the Registrant, as depositor, the Initial Purchasers, and WFB. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2025-5C6, a common law trust fund formed on October 8, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty-six (26) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-one (51) commercial, multifamily and/or manufactured housing properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from WFB, JPMorgan Chase Bank, National Association, LMF Commercial, LLC, RREF V – D Direct Lending Investments, LLC, Argentic Real Estate Finance 2 LLC, Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company and UBS AG.

On October 8, 2025, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $539,381,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,304,047, were approximately $575,740,752. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $977,568 in the form of fees were paid to the Underwriters, $993,384 were paid to or for the Underwriters and $4,333,095 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: September 24, 2025) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated September 23, 2025 and as filed with the Securities and Exchange Commission on September 24, 2025. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

RREF V – D Direct Lending Investments, LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF V - D AIV RR H, LLC, a “majority-owned affiliate” of RREF V – D Direct Lending Investments, LLC, of the Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class K-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $32,177,545 (excluding accrued interest), representing approximately 5.05% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to at least $31,841,415, representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated September 16, 2025 and as filed with the Securities and Exchange Commission on September 18, 2025 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 8, 2025.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 8, 2025 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 8, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

		By:	/s/ Anthony J. Sfarra
			Name:	Anthony J. Sfarra
			Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 8, 2025.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 8, 2025 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)